Other operating expense	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Other operating expense	Other operating expense:

	December 31, 2020	December 31, 2019
Net impairment loss on trade receivables	$60	$1,537
Impairment loss allowance	250	250
Total impairment loss on trade receivables	310	1,787

Restructuring costs	66	101
	$376	$1,888

For the year ended December 31, 2020, the Corporation recorded a net impairment loss on trade receivables of $60,000 (2019 - $1,537,000). The impairment loss in 2020 consists of various miscellaneous receivables no longer deemed collectible. The impairment loss in 2019 relates primarily to amounts owed to the Corporation for product sales in previous periods no longer expected to be collected as a customer in Europe has entered into administration under U.K. insolvency laws due to an inability to pay its debts. In the event that the Corporation recovers any amounts previously recorded as impairment losses, the recovered amount will be recognized as a reversal of the impairment loss in the period of recovery.
24. Other operating expense (cont'd):
For the year ended December 31, 2020, the Corporation recorded an impairment loss allowance of $250,000 (2019 - $250,000), based on a probability-weighted estimate of credit losses. Information about the Corporation's exposure to credit and market risks, and impairment losses for trade receivables and contract assets is included in note 31.
During 2020, restructuring charges of $66,000 (2019 - $101,000) relate primarily to cost reduction initiatives.